Exhibit 10.7

AMENDMENT NUMBER ONE

TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT, (this“Amendment”), dated as of July 25, 2022 is entered into by and among NLCP OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Company” and together with any other Person that joins the Loan Agreement (as defined below) as a Borrower in accordance with the terms hereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the financial institutions party to the Loan Agreement from time to time as Lenders, and XXXXXXXXXXXXXXXX, as agent for the Lenders (“Agent”). Capitalized terms not otherwise defined herein are defined in the Loan Agreement.

RECITALS

A.    The Company, Agent, and Lenders are parties to that certain Loan and Security Agreement, dated as of May 6, 2022 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified in writing from time to time, the “Loan Agreement”).

B.    Each of XXXXXXXXX and XXXXXXXXX have been assigned a portion of XXXXXXXXXXXXXXXX’s Revolver Commitment, in the amount of $10,000,000, in accordance with Section 13.3 of the Loan Agreement and are Lenders under the Loan Agreement pursuant to its respective Assignment.

C.    Borrowers and Lenders desire to amend and supplement the Loan Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.	AMENDMENT TO THE LOAN AGREEMENT.

A.   Section 2.1.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.1.7 Increase in Revolver Commitments. Borrowers may request an increase in Revolver Commitments from time to time upon notice to Agent, as long as (a) the requested increase is in a minimum amount of $5,000,000 and is offered on the same terms as existing Revolver Commitments, including a closing fee equal to 0.75% times the total increased amount of the Revolver Commitment, which fee shall be fully earned and due and on the date of each such increase in Revolver Commitment pursuant to this Section 2.1.7, (b) total increases under this Section do not exceed $10,000,000 and no more than 2 increases are made, and (c) the requested increase does not cause the Commitments to exceed 90% of any applicable cap under any Subordinated Debt agreement. Agent shall promptly notify Lenders of the requested increase and, within 10 Business Days thereafter, each Lender shall notify Agent if and to what extent such Lender commits to increase its Revolver Commitment. Any Lender not responding within such period shall be deemed to have declined an increase. If Lenders fail to commit to the full requested increase, Eligible Assignees may issue additional Revolver Commitments and become Lenders hereunder. Agent may allocate, in its discretion, the increased Revolver Commitments among committing Lenders and, if necessary, Eligible Assignees. Provided the conditions set forth in Section 6.3 are satisfied, total Revolver Commitments shall be increased by the requested amount (or such lesser amount committed by Lenders and Eligible Assignees) on a date agreed upon by Agent and Borrower Agent, but no later than 45 days following Borrowers’ increase request. Agent, Borrowers, and new and existing Lenders shall execute and deliver such documents and agreements as Agent deems appropriate to evidence the increase in and allocations of Revolver Commitments. On the effective date of an increase, the Revolver Usage and other exposures under the Revolver Commitments shall be reallocated among Lenders, and settled by Agent as necessary, in accordance with Lenders’ adjusted shares of such commitments.

Exhibit 10.7

B.    The first sentence of Section 12.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “Agent shall not be deemed to have knowledge of any Default or Event of Default, or of any failure to satisfy any conditions in Section 6, unless it has received written notice from a Borrower or Required Lenders specifying the occurrence and nature thereof or has actual knowledge of such event.”

C.    The first sentence of Section 12.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “Agent shall not be liable to any Secured Party for any action taken or omitted to be taken under the Loan Documents, except for losses caused by Agent’s gross negligence or willful misconduct.”

D.    Schedule 1.1 to the Loan Agreement is hereby amended by replacing Schedule 1.1 attached to the Loan Agreement with Exhibit A attached hereto.

II.	RELEASE.

A.    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself, and its successors, assigns and other legal representatives (Borrowers and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, an “Indemnified Claim” and collectively, “Indemnified Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto. In no event shall Releasors be obligated to indemnify or hold harmless a Releasee with respect to an Indemnified Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Releasee.

B.    It is the intention of Borrowers that this Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all claims that may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each Borrower, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each Borrower, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

Exhibit 10.7

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

C.    Each Borrower, on behalf of itself and each other Releasor, waives and releases any rights or benefits that they may have under Section 1542 to the full extent that they may lawfully waive such rights and benefits, and each Borrower, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by counsel as to the significance and consequences of this waiver.

D.    Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

E.    Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

III.       COVENANT NOT TO SUE. Each Borrower, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by Borrowers pursuant to Section II above. If any Borrower or any of their successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and each other Releasor, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

IV.        CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment set forth herein is subject to the satisfaction of the following conditions precedent:

A.    Amendment. (i) Agent shall have received fully executed copies of this Amendment; and (ii) Agent shall be satisfied that the execution and delivery of this Amendment by Borrowers shall have been duly authorized or ratified by all necessary corporate action.

B.    Assignments and Assumptions. (i) Agent shall have received fully executed copies of those certain Assignment and Assumption Agreements, dated as of the date hereof, by and between (a) Agent and XXXXXXXXX and (b) Agent and XXXXXXXXX (“XXX” together with XXX shall be hereinafter referred to individually and collectively as the “Assignees”), (ii) Agent shall have received fully executed copies of those certain Assignment Notices, dated as of the date hereof, by Agent and the Assignees and (iii) Agent shall be satisfied that the execution and delivery of the agreements and notices set forth in this clause (B) by the Assignees shall have been duly authorized or ratified by all necessary corporate action.

Exhibit 10.7

C.    Reaffirmation of Guaranty. (i) Agent shall have received fully executed copies of that certain reaffirmation of guaranty executed by the Subsidiary Guarantors (“Reaffirmation of Guaranty”) and (ii) Agent shall be satisfied that the execution and delivery of the Reaffirmation of Guaranty by Subsidiary Guarantors shall have been duly authorized or ratified by all necessary corporate action.

D.    Incremental Increase Upfront Fee. Agent, for the ratable account of the Lenders increasing their Revolver Commitments, shall have received an incremental increase upfront fee in the amount of $450,000, which fee is fully earned and non-refundable, and which may be debited from any of Borrower’s account.

E.    Processing Fee. Agent shall have received a processing fee in the amount of $7,000, which fee is fully earned and non-refundable, and which may be debited from any of Borrower’s account.

F.    Miscellaneous. Borrowers and Subsidiary Guarantors shall have executed and delivered to Agent such other documents and instruments as Agent may reasonably require.

V.	MISCELLANEOUS.

A.    Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent and Lenders to rely thereon.

B.    Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

C.    Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that no Event of Default or Default exists.

D.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

F.    NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG AGENT, LENDERS, AND OBLIGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG AGENT, LENDERS, AND OBLIGORS.

Exhibit 10.7

G.    COUNTERPARTS; EXECUTION, CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING EXECUTION, CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 14.8, 14.13, 14.14, AND 14.15 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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Exhibit 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.

AGENT AND LENDERS:

XXXXXXXXXXXXXXX

By:	XXXXXXXXXXXXXXXXXXXXXXXXX
Name:	XXXXXXXXXXXXXXXXXXXXXXXXX
Title:	XXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXX

By:	XXXXXXXXXXXXXXXXXXXXXXXXX
Name:	XXXXXXXXXXXXXXXXXXXXXXXXX
Title:	XXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXX

By:	XXXXXXXXXXXXXXXXXXXXXXX
Name:	XXXXXXXXXXXXXXXXXXXXXXX
Title:	XXXXXXXXXXXXXXXXXXXXXXX

Amendment Number One to Loan and Security Agreement

Exhibit 10.7

BORROWER:

NLCP Operating Partnership LP,
a Delaware limited partnership

By:	NewLake Capital Partners, Inc.,
its general partner

By:	/s/ Anthony Coniglio
Name:	Anthony Coniglio
Title:	Chief Executive Officer